Parametric Currency Fund
Supplement to
Prospectus dated April 1, 2013 and
Summary Prospectus dated April 1, 2013

At a meeting held on March 17, 2014, the Board of Trustees of the Fund approved the liquidation of the Fund, which is expected to take place on or about March 31, 2014.  Effective after the close of business on March 25, 2014, shares of the Fund will no longer be available for purchase or exchange.

March 18, 2014	14556 3.18.14